SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 16, 2005

Commission file number 0-19292

BLUEGREEN CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts 03-0300793

(State or other jurisdiction of (I.R.S. Employer

incorporation or organization) Identification No.)

4960 Conference Way North, Suite 100, Boca Raton, Florida 33431

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 912-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

John M. Maloney, Jr. 44 years old, has been named Executive Vice President and Chief Operating Officer of Bluegreen Corporation (the "Company") effective as of November 16, 2005. The Company's Board of Directors approved the appointment on November 16, 2005.

Mr. Maloney joined the Company in 2001 as Senior Vice President of Operations and Business Development for Bluegreen Resorts. In May 2002, Mr. Maloney was named the Company's Senior Vice President and President of Bluegreen Resorts. From 1997 to 2000, Mr. Maloney served in various positions with ClubCorp, most recently as the Senior Vice President of Sales and Marketing for the Owners Club by ClubCorp. From 1994 to 1997, Mr. Maloney held various positions with Hilton Grand Vacations Company, most recently as the Director of Sales and Marketing for the South Florida area.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2005 By: /S/ ANTHONY M. PULEO

Anthony M. Puleo

Senior Vice President,

Chief Financial Officer

and Treasurer